UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Press Release

On February 22, 2021, The Goodyear Tire & Rubber Company (“Goodyear”), an Ohio corporation, and Cooper Tire & Rubber Company, a Delaware corporation (“Cooper”), issued a joint press release (the “Press Release”) announcing the entry into an Agreement and Plan of Merger, dated as of February 22, 2021 (the “Merger Agreement”), by and among Goodyear, Vulcan Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Goodyear (“Merger Sub”), and Cooper, pursuant to which Merger Sub will merge with and into Cooper, with Cooper surviving the merger and becoming a wholly owned subsidiary of Goodyear. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Investor Presentation

On February 22, 2021, Goodyear and Cooper will hold joint investor conference calls to discuss the transaction. A copy of the presentation materials is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Goodyear and Cooper, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated annual run-rate operating and other cost synergies and anticipated accretion to return on capital employed, free cash flow, and earnings per share), projected financial information, future opportunities, and any other statements regarding Goodyear’s and Cooper’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Goodyear’s and Cooper’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Cooper stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Goodyear’s or Cooper’s respective businesses; the effect of this communication on Goodyear’s or Cooper’s stock prices; the effects of industry, market, economic, political or regulatory conditions outside of Goodyear’s or Cooper’s control; transaction costs; Goodyear’s ability to achieve the benefits from the proposed transaction, including the anticipated annual run-rate operating and other cost synergies and accretion to return on capital employed, free cash flow, and earnings per share; Goodyear’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth under the heading “Risk Factors” on the companies’ Annual Reports on Form 10-K and in subsequent filings with the U.S. Securities and Exchange Commission. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Goodyear assumes no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the potential transaction, Goodyear expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a preliminary prospectus of Goodyear that also constitutes a preliminary proxy statement of Cooper. After the registration statement is declared effective, Cooper will mail a definitive proxy statement/prospectus to stockholders of Cooper. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Goodyear or Cooper may file with the SEC and send to Cooper’s stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF GOODYEAR AND COOPER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Goodyear or Cooper through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Goodyear will be available free of charge on Goodyear’s website at corporate.goodyear.com/en-US/investors.html and copies of the documents filed with the SEC by Cooper will be available free of charge on Cooper’s website at http://investors.coopertire.com.

Participants in the Solicitation

Goodyear and Cooper and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Goodyear is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 9, 2021, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 6, 2020. Information about the directors and executive officers of Cooper is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 24, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release of the Registrant, dated February 22, 2021

99.2	Webcast Presentation Materials, dated February 22, 2021

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: February 22, 2021	By	/s/ Darren R. Wells
Darren R. Wells
Executive Vice President and Chief Financial Officer